EXHIBIT 99.2


                         RESTRUCTURING TERM SHEET


                        GENERAL RESTRUCTURING TERMS
                           SUMMARY OF TERMS{1}

 DIP FACILITY
Estimated Amount:                   Repaid with proceeds from the sale of
 $18.125 million plus interest      certain assets (the "Planned Asset
                                    Dispositions").  The Planned Asset
                                    Dispositions shall be reasonably acceptable
                                    to the Unofficial Committee of Noteholders
                                    (or any successor statutory committee) (the
                                    "Committee") and subject to court approval.
                                    The Planned Asset Dispositions are
                                    anticipated to be completed by April 30,
                                    1999 and, after repayment of DIP claims,
                                    the Company expects to have sufficient cash
                                    available to fund ongoing working capital
                                    requirements upon exit from bankruptcy.
                                    In the event the Company is unable to
                                    complete the Planned Asset Dispositions on
                                    terms that would enable it to reorganize as
                                    a stand-alone entity, it would obtain exit
                                    financing reasonably acceptable to the
                                    Committee to repay the debtor in possession
                                    facility and provide working capital for
                                    operations.

BTA NOTES                           Reinstated.
Estimated Amount:$24.9 million

SENIOR NOTES AND                    An exchange of the existing Senior Notes
 SENIOR DISCOUNT NOTES              (including any accrued but unpaid interest
Estimated Accrued Value:            payable on the notes) and Senior Discount
$327 million                        Notes (at the accreted value) and all
including interest payable          claims and causes of action arising
                                    therefrom or in connection therewith for
                                    96% of the Reorganized Equity on a primary
                                    basis (subject to dilution only in
                                    accordance with the terms hereof).

OTHER PRE-PETITION                  Reinstated or Paid in Full

UNSECUREDINDEBTEDNESS
Estimated Amount:  $7-10 million

COMMON STOCK                        4% of the Reorganized Equity on a primary
                                    basis (subject to dilution only in
                                    accordance with the terms hereof) and 5
                                    year warrants to purchase 10% of the
                                    Reorganized Equity on a fully diluted basis
                                    at an exercise price that equates to a
                                    total equity value for Reorganized Wireless
                                    One equal to the accreted value of the
                                    Senior Discount Notes and the principal and
                                    accrued but unpaid interest on the Senior
                                    Notes as of the date of filing of the
                                    Company's Chapter 11 petition
                                    (approximately $327 million).  The exercise
                                    price of the warrants will be reduced to
                                    $250 million (the "Adjusted Strike Price")
                                    in the event there is a change of control
                                    of the Reorganized Equity within one year
                                    of the effective date of the Company's
                                    Chapter 11 plan of reorganization (the
                                    "Plan").  The Warrants will have customary
                                    anti-dilution provisions.

WARRANTS FOR COMMON STOCK           Cancellation thereof and no distribution.

MANAGEMENT                          5 year options to purchase 10 % of the
                                    Reorganized Equity.  Of these, Management
                                    Options for 4% of the Reorganized Equity
                                    will be awarded by the existing Board of
                                    Directors or Compensation Committee upon
                                    the effective date of the Plan at the
                                    exercise price set forth on Exhibit A
                                    (which is based upon Reorganization Value
                                    of the equity).  The remainder of the
                                    Management Options will be awarded by the
                                    Board of Directors of Reorganized Wireless
                                    One at exercise prices and with a vesting
                                    schedule to be determined by such Board.
                                    Management Options awarded upon the
                                    effective date of the Plan will vest one-
                                    third as of the effective date of the Plan,
                                    one-third on the second anniversary of such
                                    effective date and one-third as of the
                                    third anniversary of such effective date.
                                    Notwithstanding the foregoing, all
                                    Management Options will vest immediately
                                    upon a change of control.
                                    The Company and certain senior managers
                                    will also execute management contracts on
                                    terms summarized in Exhibit B attached.
                                    Management will receive the bonuses
                                    described in Exhibit B.

NEW BOARD OF DIRECTORS              The new Board of Directors will consist of
                                    seven directors, one of which shall be
                                    Henry Burkhalter.  The bondholders will
                                    nominate six directors.

RELEASES AND INDEMNIFICATION        The Plan proposed to be confirmed will
                                    provide for (i) releases of Wireless One's
                                    claims (including any derivative claims)
                                    against Wireless One's officers and
                                    directors, (ii) releases of Wireless One's
                                    officers and directors by all of Wireless
                                    One's creditors and interest holders, and
                                    (iii) continuation of indemnification of
                                    directors and officers to the extent
                                    provided in Exhibit C and continuation of
                                    directors' and officers' insurance for
                                    Wireless One's officers and directors at
                                    least at present level of coverage.

**FOOTNOTES**


      {1} CAPITALIZED TERMS USED HEREIN SHALL HAVE THE SAME MEANING AS IN THE
      AGREEMENT CONCERNING VOTING.  ANY CAPITALIZED TERMS NOT INCLUDED IN THE
      AGREEMENT CONCERNING VOTING ARE DEFINED ON THE FOLLOWING PAGE.

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





                               DEFINED TERMS

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
Reorganized Wireless One            The Company, upon the effective date of
                                    the Plan.

Reorganization Value
                                    The theoretical total enterprise
                                    valuation of Reorganized Wireless One
                                    contained in the Company's Disclosure
                                    Statement as approved by the Bankruptcy
                                    Court estimated at $160 million.

Reorganized Equity                  The new common stock distributed pursuant
                                    to the Plan on the effective date of the
                                    Plan.

Management Options                  Issued to key senior managers subject to a
                                    separate agreement to incentivize
                                    management to complete the reorganization
                                    and work to increase the Company's
                                    enterprise value after completion of the
                                    reorganization.

                                       2

                                EXHIBIT A

                          PROPOSED CAPITALIZATION
                         AND REORGANIZATION VALUE

                                                 Amount         Number of
New Wireless Ones Capitalization                in $ million    Shares (000's)
------------------------------------------------------------------------------
BTA Notes                                       $  24.90        N/A

New Common Stock

  Old Unsecured Bondholders                     $ 129.70         9,600
  Old Common Stock Holders                      $   5.40           400
                                                --------        ------
  Total Enterprise Value Upon Recognition       $ 160.00        10,000
                                                ========        ======



Warrants & Options
------------------------------------------------------------------------------

                                                Exercise Price
                                                --------------
Options to Management
  5 Year options to purchase 444,000 shares     $       13.51
  5 Year options to purchase 666,000 shares     To be determined by the New
                                                        Board of Directors

Warrants to Old Common Stock Holders            $       29.46


     THE ESTIMATES OF ENTERPRISE VALUE SET FORTH HEREIN REPRESENT HYPOTHETICAL REORGANIZATION ENTERPRISE VALUES THAT WERE DEVELOPED SOLELY FOR THE PURPOSE OF THE PLAN. SUCH ESTIMATES REFLECT COMPUTATIONS OF THE ESTIMATED ENTERPRISE VALUE OF REORGANIZED WIRELESS ONE THROUGH THE APPLICATION OF VARIOUS GENERALLY ACCEPTED VALUATION TECHNIQUES AND DO NOT REFLECT OR CONSTITUTE APPRAISALS OF THE ASSETS OF THE COMPANY OR THE ACTUAL MARKET VALUE OF THE COMPANY BECAUSE SUCH ESTIMATES ARE INHERENTLY UNCERTAIN. NEITHER THE COMPANY NOR BT ALEX. BROWN ASSUMES RESPONSIBILITY FOR THEIR ACCURACY.

                                 EXHIBIT B

                      SUMMARY OF MANAGEMENT CONTRACTS

WIRELESS ONE MANAGEMENT                             Term       Annual Salary
----------------------------------------------------------------------------
Henry Burkhalter, President & CEO                   3 Years    $300,000
Hank Schopfer, Executive Vice President, CFO and    2 Years    $145,000
               Secretary
Ernest Yates, Executive Vice President & COO        2 Years    $220,000
Tom Noulles, Senior Vice President                  2 Years    $142,000
              and General Counsel

OTHER FEATURES
--------------
    Use of a company car or car allowance
    1 year severance; 1 1/2  years on change of control
    Annual performance bonus at the discretion of the new Board of Directors Standard employee benefits such as health care



SUMMARY OF BONUSES
------------------

          Retention and 1998 performance bonuses in an aggregate amount of $400,000 to be paid on the effective date of the Plan to employees employed by the Company as of such date and who do not have employment agreements, to be allocated as determined by the existing Board of Directors or Compensation Committee, which may delegate authority to the CEO.

          In addition, bonuses in an aggregate amount of $70,000 to be paid on the effective date of the Plan to the employees listed above, other than Mr. Burkhalter, who as of such date have employment agreements with the Company and are employed by the Company, to be allocated as determined by the existing Board of Directors or Compensation Committee, which may delegate authority to the CEO.

                              EXHIBIT C


     INDEMNIFICATION

     Subject to the occurrence of the effective date of the Plan, the obligations of the Company, only to the extent permitted under the laws of the State of Delaware, to indemnify, defend or reimburse directors or officers who were or are directors or officers of the Company on or after August 1, 1998, respectively, against any claims or causes of action as provided in the Company's certificate of incorporation, bylaws, applicable state law or contract, insofar as any such claims or causes of action arise out of acts or omissions occuring on or after August 1, 1998, shall survive confirmation of the Plan, remain unaffected thereby and not be discharged




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